EXHIBIT 10(e)
AMENDMENT FOR INCREASED COMMITMENT
     THIS AMENDMENT FOR INCREASED COMMITMENT (this “Amendment”) is made as of the 11th day of January, 2006, by and among Denbury Onshore, LLC, a Delaware limited liability company (“Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent under the Credit Agreement (as defined below) (“Administrative Agent”), and the Banks party hereto (“Supplemental Banks”).
     Borrower, Administrative Agent and certain other Banks and Agents, as described and defined in the Credit Agreement, are parties to that certain Fifth Amended and Restated Credit Agreement dated as of September 1, 2004 (as amended, supplemented, or restated, the “Credit Agreement”). All terms used herein and not otherwise defined shall have the same meaning given to them in the Credit Agreement.
     Pursuant to Section 15.10(f) of the Credit Agreement, Borrower has the right to increase the Total Commitment by obtaining additional Commitments upon satisfaction of certain conditions. This Amendment requires only the signature of Borrower, Administrative Agent and Supplemental Banks so long as the Total Commitment is not increased above the amount permitted by the Credit Agreement.
     Each Supplemental Bank is an existing Bank which is increasing its Commitment.
     In consideration of the foregoing, each such Supplemental Bank, from and after the date hereof, shall have a Commitment in the amount set forth on Schedule 1 attached hereto.
     IN WITNESS WHEREOF, Administrative Agent, Borrower and Supplemental Banks have executed this Amendment as of the date shown above.
(Remainder of Page Intentionally Left Blank)

BORROWER

DENBURY ONSHORE, LLC, a Delaware limited liability company

By:	/s/ Phil Rykhoek

Phil Rykhoek, Senior Vice President and Chief Financial Officer
[Signature Page to Amendment For Increased Commitment]

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ J. Scott Fowler

Name:	J. Scott Fowler
Title:	Vice President

SUPPLEMENTAL BANKS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ J. Scott Fowler

Name: Title:	J. Scott Fowler Vice President
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

FORTIS CAPITAL CORP.

By:	/s/ David Montgomery

Name: Title:	David Montgomery Senior Vice President

By:	/s/ Darrell Holley

Name:	Darrell Holley
Title:	Managing Director
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

CALYON NEW YORK BRANCH

By:	signature illegible

Name:	signature illegible
Title:	signature illegible

By:	/s/ Michael Willis

Name: Title:	Michael Willis Vice President
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

COMERICA BANK

By:	/s/ Peter L. Sefzik

Name: Title:	Peter L. Sefzik Vice President
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Allison Fuqua

Name: Title:	Allison Fuqua Investment Banking Officer

By:	/s/ Kimberly Coil

Name: Title:	Kimberly Coil Vice President
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

WELLS FARGO BANK, N.A.

By:	/s/ Reed V. Thompson

Name: Title:	Reed V. Thompson Vice President
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

BANK OF AMERICA, N.A.

By:	/s/ Scott F. Davis

Name: Title:	Scott Davis Vice President
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

BANK OF SCOTLAND

By:	/s/ Karen Welch

Name: Title:	Karen Welch Assistant Vice President
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

COMPASS BANK

By:	/s/ Dorothy Marchand

Name: Title:	Dorothy Marchand Senior Vice President
[Signature Page to Amendment For Increased Commitment]

SCHEDULE 1
Commitments

	Total
Banks	Commitment Amount	Commitment Percentage
JPMorgan Chase Bank, N.A.	$18,000,000.00	12.00%
Fortis Capital Corp.	$18,000,000.00	12.00%
Calyon New York Branch	$18,000,000.00	12.00%
Comerica Bank	$18,000,000.00	12.00%
Union Bank of California, N.A.	$18,000,000.00	12.00%
Wells Fargo Bank, N.A.	$15,000,000.00	10.00%
Bank of America, N.A.	$15,000,000.00	10.00%
Bank of Scotland	$15,000,000.00	10.00%
Compass Bank	$15,000,000.00	10.00%

Totals:	$150,000,000.00	100.00%

Schedule 1 - 1